Investor Presentation September 2026 Cimarron Ridge, Southern California

Why invest in INVH

POWER OF OUR PLATFORM

Unmatched scale & density
Proprietary technology
Optimization
Centralization



ACCRETIVE CAPITAL ALLOCATION

Stock repurchases
Strategic acquisitions
Construction lending
In-house development capability



PREMIER CUSTOMER EXPERIENCE

Resident satisfaction
Customer centricity
Value-add services
Genuine CARE™



At a $29 stock price, our implied value per home is ~$294K, a 36% discount to our ~$460K August YTD avg. sales price

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Why now: The case for single-family rental

DEMOGRAPHICS DRIVE LONG-TERM DEMAND

Millennials and Gen Z fueling household formation for the next decade



LEASING IS MORE AFFORDABLE & OFTEN PREFERRED

Average monthly savings of over $1,000 & increasing preference for leasing



ACCESS TO QUALITY HOUSING AND SERVICES

~93% of SFR homes owned by small operators, most of whom can't offer what we do



IMPROVING SUPPLY TRENDS

Nationwide housing shortage, new BTR deliveries declining, and infill locations irreplaceable



We believe SFR is poised for continued outsized growth versus other residential sector peers

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July-August 2026 Same Store Leasing Stats Same Store INVH 2Q 2026 INVH Jul-Aug 2025 INVH Jul-Aug 2026 Average Occupancy 97.1% 96.6% 96.4% Renewals Rental Rate Growth 3.3% +4.6% +4.3% New Leases Rental Rate Growth 1.1% -0.1% +0.3% Blended Rental Rate Growth 2.7% +3.2% +3.2% August YTD blended rental rate growth of 2.4% in line with expectations 3

Capital allocation led by $700M of stock buybacks since December 2025

- 4.3% of shares outstanding have been repurchased since December 2025, making us a leader among Residential REITs
- Dispositions are our primary funding source
- Homes have been sold primarily to end users, including through our Resident First Look program
- Our YTD sales have been heavily weighted within our Southern California, South Florida, and Northern California markets

All figures as of 9/4/2026

Capital Allocation Update

Metric	Value	Detail
Stock repurchases since Dec. '25	**$700M**	$26.72 avg/sh
Stock repurchase authorization	**$1B**	$300M remaining
FY26 disposition guidance	**$850M**	↑$300M at 2Q
YTD dispositions	**$740M**	↑$225M since 2Q
YTD avg. disposition price/home	**~$460K**	vs. ~$278K @ avg buyback price

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We will keep funding buybacks with disposition proceeds for as long as the discount persists

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High-growth locations Percent of 2Q26 revenue Seattle 5% Minn. 1% Denver 4% Dallas 4% Phoenix 9% Atlanta 13% Tampa 11% Southern California 11% Las Vegas 4% South Florida 12% Northern California 5% Carolinas 6% Jax. 2% Orlando 8%Hou. 2% Chicago 3% Primarily infill locations in high-growth markets for long-term performance 5

6 Sector-leading scale & density Pod 1 4,579 Homes Pod 2 4,219 Homes Pod 3 4,808 Homes Pod 4 4,777 Homes Owned and managed home counts as of 6/30/2026A T L A N T A Scale and density drive cost efficiency, pricing power, and margin expansion 6

Superior NOI growth since our 2017 IPO Superior NOI growth since our 2017 IPO 7 National Multifamily represents simple average of CPT, MAA, and UDR; Coastal Multifamily represents simple average of AVB, EQR, and ESS. Data, including non-GAAP measures, is from public filings; there can be no assurance that our basis for computing this non-GAAP measure is comparable with that of other companies, including those mentioned above. Our continued outperformance validates our strategy and disciplined execution +64.3% +57.0% +37.3% +22.3% Invitation Homes AMH National Multifamily Coastal Multifamily Indexed Same Store NOI Growth (2017-2025)

Resident satisfaction drives renewals, lowers turnover, and strengthens returns 8 4.10 / 5.0 Cumulative all-time Google / Yelp rating 4.78 / 5.0 Average stars on post- maintenance surveys >40 MONTHS Same Store avg resident tenure 97.1% Same Store avg occupancy rate 76.7% Same Store avg renewal rate As of or for the quarter ended 6/30/2026

9 -5% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 20 26 New Home Price Premium vs. Resale (12-month average) Homebuilder forward purchasing Disciplined Acquisition Approach Auction purchases New home pricing more attractive MLS purchases † Historical average: 16.0%* Homebuilder Inventory ResiBuilt Construction lending Resale home pricing more attractive * Historical average: Jan-68 through Jun-26 † Beginning January 2027, the ROAD Act limits certain MLS purchases of existing homes, with exceptions including renovate-to-rent and homeownership assistance programs; we expect our other acquisition channels to remain unaffected. Note: Data between January 2020 and March 2024 have been re-calculated to include additional data and revisions due to new price groupings from Census. Sources: NAR; U.S. Census Bureau John Burns Research and Consulting, LLC (Data: Jun-26, Pub: Jun-26). JV & 3PM A time and season for each channel within our multichannel acquisition strategy

Our balance sheet gives us flexibility to prioritize shareholder returns Our balance sheet gives us flexibility to prioritize shareholder returns  5.4x Net Debt / TTM Adj. EBITDA  Over $1.5B of liquidity (cash + revolver capacity)  No debt maturing before June 2027  ~90% of real estate is unencumbered  ~92% of debt fixed or swapped to fixed rate  Diverse debt sources, including public bonds, banks, non-bank lenders, private placements, securitizations, and GSEs Fortress Balance Sheet Metrics 6/30/2026 Long- term Targets Net Debt / TTM Adj. EBITDAre 5.4x 5.5x – 6.0x Secured Debt / Gross RE Assets 4.0% < 10% Unencumbered Assets / Gross RE Assets 91.4% > 90% Credit Rating (Moody’s / S&P / Fitch) Baa2 / BBB / BBB+ $500 $400 $750 $2,030 $1,175 $650 $1,100 $950 $400 $500 $150 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 Secured Debt Maturities ($M) Unsecured Debt Maturities ($M) All figures as of 6/30/2026, pro forma for our $500M bond issuance on 7/8/2026 and related debt prepayments. 10 Current Versus Long-Term Targets

Millennials & Gen Z fuel long-term demand for single-family rentals 11~13k people expected to turn age 35 every day for the next 10 years, per John Burns -3M -2M -1M 0M 1M 2M 3M 4M Age 0–4 Age 5–9 Age 10–14 Age 15–19 Age 20–24 Age 25–29 Age 30–34 Age 35–39 Age 40–44 Age 45–49 Age 50–54 Age 55–59 Age 60–64 Age 65–69 U.S. 10-Year Net Population Change by Age Group (2025-2035) I N V H S W E E T S P O T Average age of new resident: ~39 years Source: John Burns Research & Consulting, tabulations of U.S. Census Bureau Population Estimates and the Congressional Budget Office Projections, published June 2026.

Leasing is more affordable and increasingly preferred Leasing is more affordable and increasingly preferred 12 Nationwide Cost of Home Ownership vs. Home Rental (1) (1) Source: John Burns Real Estate Consulting; nationwide cost data as of June 2026 and BTR survey data as of September 2026. (2) Source: Federal Reserve Bank of New York nationwide survey data as of February 2026. Leasing decisions are driven by savings, flexibility, and convenience RENTING IS INCREASINGLY PREFERRED, WITH (1) 39% of BTR residents preferring to rent vs. own, up from 27% in 2023 This preference rose across every generation surveyed This $1k+ nationwide monthly gap matches what we see within our own markets RENTING LONGER IS ALSO MORE COMMON, WITH ONLY (2) 37% of renters planning to move within the next three years, down from 57% in 2016

Source: John Burns Research & Consulting, Single-Family Rental Analysis and Forecast, published June 2026. 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% Ownership Own 350+ homes Own 100-349 homes Own 10-99 homes Own 1-9 homes 4 7 M I L L I O N R E N T A L H O U S E H O L D S Single- Family: 30% (14M units) Owned: 65% (88M units) Rented: 35% (47M units) 1 3 5 M I L L I O N H O U S E H O L D S Vacant: 9% (14M units) 1 4 9 M I L L I O N H O U S I N G U N I T S “Mom & Pop Owners” 92.8% 1 4 M I L L I O N S F R H O M E S “Mom & Pop” owners dominate SFR; professionals own just a sliver Mobile Homes, Boats, Etc.: 4% (2M units) Households: 91% (135M units) Apartments: 66% (31M units) 13

New BTR deliveries peaked in FY24 and expected to further decline New BTR deliveries peaked in FY24 and expected to further decline 14 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 JBREC Nationwide Build-to-Rent Delivery Schedule Single-Level Rowhomes Townhomes Horizontal Apartments (Cottages) Single-Family Detached Mixed TBD Today Sources and Notes: John Burns Research & Consulting and Yardi Matrix; data as of June 2026. The delivery schedule models future deliveries of currently under-construction and planned BTR communities using historical construction timelines and assumed start rates for planned communities. Capital market and macro forecasts could impact the delivery of planned projects. Build-to-rent data includes planned and under-construction communities with at least 25 units, less than 26 years old, and contiguous communities. The data does not quantify the impact of BTR communities flipping mid-stream to for-sale, or the impact of for-sale projects flipping to for-rent. The definition of BTR only includes communities that are exclusively for-rent and have more than 25 units. TBD projects have been entered into the database but require further investigation to determine the precise product mix.

This presentation contains forward-looking statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, and other non- historical statements. In some cases, you can identify these forward- looking statements by the use of words such as “outlook,” “guidance,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties that may impact our financial condition, results of operations, cash flows, business, associates, and residents, including, among others, risks inherent to the single-family rental industry and our business model, macroeconomic factors beyond our control, federal, state, and local laws, regulations, executive actions, and policy initiatives, competition in identifying and acquiring properties, competition in the leasing market for quality residents, increasing property taxes, homeowners’ association fees and insurance costs, poor resident selection and defaults and non-renewals by our residents, our dependence on third parties for key services, risks related to the evaluation of properties, performance of our information technology systems, development and use of artificial intelligence, risks related to our indebtedness, risks related to the potential negative impact of fluctuating global and United States economic conditions (including inflation and imposition or increase of tariffs and trade restrictions by the United States and foreign countries), uncertainty in financial markets (including as a result of events affecting financial institutions), geopolitical tensions, natural disasters, climate change, and public health crises. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include, but are not limited to, those described under Part I. Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”), as such factors may be updated from time to time in our periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release, in the Annual Report, and in our other periodic filings. The forward-looking statements speak only as of the date of this presentation, and we expressly disclaim any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except to the extent otherwise required by law. 15